Exhibit 10.2

***Text Omitted and Filed Separately
with Securities and Exchange Commission
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2 of the
Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 5 TO SUBLICENSE AGREEMENT

THIS AMENDMENT NO. 5 TO SUBLICENSE AGREEMENT (the “Amendment”) is made and entered into as of March 20, 2018 (“Amendment Effective Date”) and amends the Sublicense Agreement effective as of February 16, 2012, as amended pursuant to that certain Amendment to Sublicense Agreement dated December 11, 2012, Amendment No. 2 to Sublicense Agreement dated January 7, 2013, Amendment No. 3 to Sublicense Agreement dated February 27, 2015 and Amendment No. 4 to Sublicense Agreement dated September 17, 2015 (the “Sublicense Agreement”) by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of Delaware and having a place of business at 3911 SORRENTO VALLEY BOULEVARD, SUITE 110, SAN DIEGO, CA 92121 and its wholly owned subsidiary, Pharmacopeia, LLC (as successor in interest to Pharmacopeia Drug Discovery Inc.) (“PCOP”), a limited liability company organized under the laws of Delaware and having a place of business at 3911 SORRENTO VALLEY BOULEVARD, SUITE 110, SAN DIEGO, CA 92121 (collectively, Ligand Pharmaceuticals Incorporated and PCOP shall be known as “Ligand”) and Retrophin Inc., a corporation organized under the laws of Delaware and having a place of business AT 3721 VALLEY CENTRE DRIVE, SUITE 200, SAN DIEGO, CA 92130 (“Retrophin”).

BACKGROUND
WHEREAS Ligand and Retrophin have previously entered into the Sublicense Agreement pursuant to which Ligand sublicensed to Retrophin rights under the License Agreement dated March 27, 2006 between PCOP and Bristol-Myers Squib Company (the “Upstream License”); and
WHEREAS, Ligand and Retrophin desire to amend certain terms of the Sublicense Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

1.	Capitalized Terms. The capitalized terms used herein and not otherwise defined shall have the same definitions as provided in the Sublicense Agreement.

2.	Amendments.

a)	Section 6.1.3 of the Sublicense Agreement is hereby amended to read as follows:

“6.1.3 File for Approval for at least one (1) Orphan Licensed Product (“Approval Submission”) no later than [***] (“Filing Deadline”);

[***].

b)	Section 8.2.1 of the Sublicense Agreement is hereby amended to read as follows:

“8.2.1 Development Milestone Payments. Retrophin shall make milestone payments to Ligand upon achievement of each of the milestone events in the amounts set forth below in Table 1. The first milestone payment shall be payable by Retrophin to Ligand within thirty (30) days of execution of the Agreement. Notwithstanding Section 15.4 or any other provision herein, the last milestone payment shall be payable by Retrophin to Ligand upon the Closing of Retrophin’s Exit Transaction. Subject to Section 8.2.2, the remainder of the milestone payments set forth below, with the exception of the milestone payment for Initiation of the first Phase 3 Trial for the first Licensed Product, will be payable by Retrophin to Ligand within thirty (30) days of the achievement of the specified milestone event with respect to each Licensed Compound. The milestone for Initiation of the first Phase 3 Trial for the first Licensed Product will be payable by Retrophin to Ligand within ten (10) days of the execution of Amendment No. 5 by both Parties. The milestone payments shall not be refundable or returnable in any event, nor shall they be creditable against royalties or other payments.

Table 1

Milestone Event	Milestone Payment
Execution of Agreement	$1.15 million
The earlier of (a) December 31, 2012 or (b) initiation of the first Phase 2 Trial for a Licensed Product
$1.3 million (the “Second Milestone”); provided, that if the Second Milestone is received by Ligand (a) prior to or on January 31, 2012, Retrophin shall make an additional $50,000 payment simultaneously with the payment of the Second Milestone (for an aggregate payment of $1.35 million), (b) after January 31, 2013 but prior to or on February 28, 2013, Retrophin shall make an additional $100,000 payment simultaneously with the payment of the Second Milestone (for an aggregate payment of $1.4 million), and (c) after February 28, 2013 but prior to or on March 31, 2013, Retrophin shall make an additional $150,000 payment of the Second Milestone (for an aggregate payment of $1.45 million) (the additional payment, an “Additional Payment”)

At or prior to Initiation of the first Phase 3 Trial for the first Licensed Product	$4.6 million
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In the event that a milestone event is achieved that triggers a development milestone payment as set forth above, if the preceding milestone events have not occurred such that the previous development milestone payments have not been previously paid, all such previous development milestone payments shall become due and payable upon achievement of such milestone event. For example, if a Phase 3 Trial is initiated that triggers a development milestone payment as set forth above without a Phase 2 Trial supporting such Phase 3 Trial being previously initiated (and consequently the applicable initiation of Phase 2 Trial milestone payment has not been previously paid to Ligand), in addition to the milestone payment for the initiation of the Phase 3 Trial, Retrophin shall also pay to Ligand the applicable milestone payment for the initiation of a Phase 2 Trial.”

3.	No Other Amendments. Except as provided herein, the Sublicense Agreement shall continue in full force and effect.

4.	Governing Law. This Amendment shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.

5.
Counterparts. This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment to Sublicense Agreement through their duly authorized representatives to be effective as of the Amendment Effective Date.

LIGAND PHARMACEUTICALS                RETROPHIN, INC.
INCORPORATED

By: /s/ Charles S. Berkman                     By: /s/ Stephen Aselage
Name: Charles S. Berkman                     Name: Stephen Aselage
Title: Sr. VP, General Counsel & Secretary             Title: CEO

***Confidential Treatment Requested
US-DOCS\101178433.2